First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	574,701.88	0.16	4.990	650	70.00
5.001 - 5.500	27	8,187,166.31	2.29	5.411	659	75.00
5.501 - 6.000	136	39,346,052.31	11.01	5.882	666	77.48
6.001 - 6.500	251	68,148,363.88	19.07	6.333	645	77.93
6.501 - 7.000	345	87,858,002.31	24.59	6.826	631	78.98
7.001 - 7.500	171	39,838,895.65	11.15	7.322	613	81.30
7.501 - 8.000	181	40,791,727.99	11.41	7.828	605	81.29
8.001 - 8.500	103	23,353,853.57	6.54	8.354	586	81.77
8.501 - 9.000	92	15,623,281.15	4.37	8.843	580	82.98
9.001 - 9.500	44	6,155,656.78	1.72	9.319	606	83.71
9.501 - 10.000	97	7,818,934.17	2.19	9.852	624	92.31
10.001 - 10.500	76	6,499,276.42	1.82	10.351	626	91.96
10.501 - 11.000	135	9,235,898.81	2.58	10.931	651	98.26
11.001 - 11.500	24	1,484,829.25	0.42	11.255	630	95.54
11.501 - 12.000	39	1,915,761.75	0.54	11.812	619	98.38
12.001 - 12.500	4	192,545.35	0.05	12.115	661	100.00
12.501 - 13.000	3	169,568.47	0.05	12.630	638	100.00
13.001 - 13.500	1	55,302.34	0.02	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.03	13.590	621	90.00

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	122	4,377,205.28	1.22	10.770	646	98.53
50,000.01 - 100,000.00	352	26,434,963.66	7.40	9.519	641	90.99
100,000.01 - 150,000.00	260	32,486,276.91	9.09	7.837	616	79.58
150,000.01 - 200,000.00	203	35,603,934.60	9.96	7.299	613	76.29
200,000.01 - 250,000.00	197	44,097,746.23	12.34	6.914	620	77.47
250,000.01 - 300,000.00	189	51,851,447.96	14.51	6.973	629	79.15
300,000.01 - 350,000.00	126	41,055,371.91	11.49	6.920	631	79.90
350,000.01 - 400,000.00	125	46,813,992.51	13.10	6.782	636	81.73
400,000.01 - 450,000.00	74	31,477,326.65	8.81	6.965	638	82.44
450,000.01 - 500,000.00	40	19,010,148.11	5.32	6.941	622	79.82
500,000.01 - 550,000.00	23	12,036,048.63	3.37	7.000	640	83.67
550,000.01 - 600,000.00	12	6,951,077.16	1.95	7.170	632	80.50
600,000.01 - 650,000.00	6	3,790,669.08	1.06	6.779	622	75.00
650,000.01 - 700,000.00	1	654,641.47	0.18	8.990	516	74.86
700,000.01 - 750,000.00	1	722,499.29	0.20	6.550	584	84.01

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	699	155,420,348.05	43.49	7.397	604	79.26
ARM 2/28 60 Month IO	429	124,362,481.02	34.80	6.665	648	80.44
30 Year Fixed	203	38,445,796.69	10.76	7.255	636	78.85
30 Year Fixed Balloon 30/15	198	11,849,386.20	3.32	10.505	659	99.00
20 Year Fixed	124	8,999,769.09	2.52	10.243	659	94.77
ARM 3/27 60 Month IO	23	6,571,067.66	1.84	6.597	650	80.36
ARM 3/27	28	5,888,598.02	1.65	7.713	623	80.40
ARM 5/25 60 Month IO	7	1,979,971.92	0.55	6.535	685	82.12
ARM 2/28 Balloon 40/30	5	1,476,677.64	0.41	6.676	584	76.52
15 Year Fixed	10	896,698.55	0.25	8.694	598	78.51
30 Year Fixed 60 Month IO	2	584,500.00	0.16	6.526	654	85.78
ARM 5/25	1	318,936.38	0.09	6.975	636	52.03
ARM 2/28 24 Month IO	1	289,929.58	0.08	5.800	745	80.00
25 Year Fixed	1	279,188.65	0.08	5.990	632	70.00

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	1,188	294,831,332.63	82.50	7.069	625	79.80
Fixed Fully Amortizing	340	49,205,952.98	13.77	7.812	640	81.79
Fixed Balloon	198	11,849,386.20	3.32	10.505	659	99.00
Adjustable Balloon	5	1,476,677.64	0.41	6.676	584	76.52

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,269	223,575,399.27	62.56	7.658	615	80.82
24	1	289,929.58	0.08	5.800	745	80.00
60	461	133,498,020.60	37.36	6.659	649	80.49

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	208	12,746,084.75	3.57	10.378	655	97.56
229 - 240	124	8,999,769.09	2.52	10.243	659	94.77
289 - 300	1	279,188.65	0.08	5.990	632	70.00
349 - 360	1,398	335,338,306.96	93.84	7.088	626	79.69

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	141	29,006,199.00	8.12	7.969	613	79.81
1	221	40,463,799.06	11.32	7.458	631	80.52
2	500	104,542,645.94	29.25	7.206	632	80.41
3	459	97,738,899.11	27.35	7.124	627	81.00
4	288	63,590,757.79	17.79	7.115	628	80.48
5	94	17,692,903.68	4.95	7.526	628	81.65
6	26	4,150,174.01	1.16	8.089	595	87.81
8	2	177,970.86	0.05	6.839	706	83.99

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,366	333,815,637.47	93.41	7.049	626	79.41
2	365	23,547,711.98	6.59	10.607	658	98.94

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	3	234,769.68	0.07	8.687	568	21.78
25.01 - 30.00	3	359,575.20	0.10	6.738	568	29.17
30.01 - 35.00	5	860,929.90	0.24	7.754	597	32.73
35.01 - 40.00	4	474,546.56	0.13	6.796	625	38.17
40.01 - 45.00	10	1,426,595.34	0.40	7.226	587	43.22
45.01 - 50.00	17	2,880,214.01	0.81	6.908	612	47.94
50.01 - 55.00	21	3,913,081.85	1.09	6.925	588	52.81
55.01 - 60.00	34	6,887,517.60	1.93	7.137	569	58.10
60.01 - 65.00	51	11,736,007.94	3.28	6.809	587	63.46
65.01 - 70.00	85	20,842,764.64	5.83	7.005	594	68.81
70.01 - 75.00	116	29,611,336.13	8.29	7.166	594	74.32
75.01 - 80.00	627	156,104,315.91	43.68	6.789	645	79.82
80.01 - 85.00	128	34,875,136.60	9.76	7.341	602	84.48
85.01 - 90.00	182	45,318,206.85	12.68	7.471	629	89.86
90.01 - 95.00	82	12,872,727.12	3.60	8.003	641	94.61
95.01 - 100.00	363	28,965,624.12	8.11	9.894	657	99.85

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	3	234,769.68	0.07	8.687	568	21.78
25.01 - 30.00	3	359,575.20	0.10	6.738	568	29.17
30.01 - 35.00	5	860,929.90	0.24	7.754	597	32.73
35.01 - 40.00	4	474,546.56	0.13	6.796	625	38.17
40.01 - 45.00	9	1,291,631.62	0.36	7.307	583	43.11
45.01 - 50.00	17	2,880,214.01	0.81	6.908	612	47.94
50.01 - 55.00	22	4,048,045.57	1.13	6.909	589	52.53
55.01 - 60.00	33	6,619,017.60	1.85	7.184	567	58.04
60.01 - 65.00	51	11,736,007.94	3.28	6.809	587	63.46
65.01 - 70.00	83	20,199,735.57	5.65	7.029	593	68.83
70.01 - 75.00	115	29,135,454.93	8.15	7.185	593	74.34
75.01 - 80.00	217	51,843,752.98	14.51	7.112	610	79.44
80.01 - 85.00	127	34,679,924.79	9.70	7.339	601	84.48
85.01 - 90.00	187	47,565,390.10	13.31	7.395	631	89.18
90.01 - 95.00	127	26,436,842.97	7.40	7.281	648	87.13
95.01 - 100.00	727	118,507,347.36	33.16	7.442	663	84.78
105.01 - 110.00	1	490,162.67	0.14	6.375	619	88.65

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	56	12,396,834.07	3.47	8.184	509	73.45
520 - 539	73	15,342,906.10	4.29	7.962	529	71.27
540 - 559	85	18,393,931.53	5.15	7.812	549	74.36
560 - 579	106	23,498,360.13	6.58	7.449	569	77.29
580 - 599	182	39,752,951.66	11.12	7.363	589	81.87
600 - 619	225	48,007,829.24	13.43	7.286	610	80.59
620 - 639	270	49,100,008.37	13.74	7.304	629	81.84
640 - 659	254	54,539,626.06	15.26	7.128	649	82.45
660 - 679	199	35,989,079.37	10.07	7.122	668	83.18
680 - 699	95	19,119,691.57	5.35	7.069	688	83.69
700 - 719	72	14,135,494.99	3.96	6.845	710	82.22
720 - 739	50	12,480,893.13	3.49	6.533	730	81.67
740 - 759	33	7,823,613.72	2.19	7.141	749	85.38
760 - 779	19	4,556,157.74	1.27	6.484	768	84.19
780 - 799	9	1,940,854.73	0.54	6.749	790	82.38
800 - 819	3	285,117.04	0.08	8.573	804	85.75

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

Min: 500
Max: 810
Weighted Average: 628

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	910	207,508,297.43	58.07	7.216	607	78.42
Purchase	748	134,827,748.03	37.73	7.401	661	84.17
Rate/Term Refinance	73	15,027,303.99	4.21	7.171	619	80.94

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,338	271,416,799.04	75.95	7.299	625	80.32
Duplex	116	30,484,122.84	8.53	7.196	638	81.43
PUD	139	30,151,021.94	8.44	7.217	625	82.65
Condo	114	19,888,445.03	5.57	7.186	653	82.43
3-4 Unit	19	4,646,453.31	1.30	7.899	640	79.36
Townhouse	5	776,507.29	0.22	6.855	623	71.02

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	926	198,198,815.03	55.46	7.495	637	81.01
Full	791	157,334,018.67	44.03	7.011	617	80.42
NINA	14	1,830,515.75	0.51	7.800	594	69.51

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,638	338,539,311.67	94.73	7.262	626	80.64
Non-Owner Occupied	93	18,824,037.78	5.27	7.681	654	81.70

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	1,004	199,970,536.72	55.96	7.092	669	82.64
B	549	118,746,775.63	33.23	7.384	591	80.12
C	178	38,646,037.10	10.81	7.971	527	72.40

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	476	116,326,873.37	32.55	6.942	637	79.98
New York	379	99,108,771.16	27.73	7.257	629	80.21
New Jersey	186	36,132,385.03	10.11	7.539	614	78.35
Florida	127	20,202,446.53	5.65	7.897	619	84.16
Maryland	59	12,286,192.14	3.44	7.268	644	81.95
Nevada	44	8,451,033.13	2.36	7.194	615	82.52
Virginia	41	7,582,089.26	2.12	7.349	601	77.49
Arizona	38	6,451,589.84	1.81	7.283	637	82.74
North Carolina	56	6,280,910.51	1.76	8.026	620	81.19
Pennsylvania	34	5,181,300.37	1.45	7.151	611	84.84
Washington	33	5,121,091.87	1.43	7.345	624	81.09
Connecticut	18	4,177,146.11	1.17	7.732	574	81.08
Wisconsin	40	4,118,163.25	1.15	7.884	627	81.50
Massachusetts	22	3,729,530.51	1.04	8.017	608	77.98
Oregon	20	2,796,961.20	0.78	7.317	629	85.12
Colorado	16	2,317,861.71	0.65	7.210	621	83.22
Georgia	12	1,910,882.15	0.53	7.713	641	86.41
Utah	10	1,724,047.13	0.48	7.294	616	83.69
Michigan	16	1,459,047.28	0.41	7.641	628	85.10
Missouri	10	1,281,240.35	0.36	8.982	594	88.49
Indiana	14	1,219,205.28	0.34	7.749	646	88.19
Iowa	11	1,209,794.16	0.34	7.817	583	80.91
South Carolina	8	1,126,702.62	0.32	8.206	676	90.73
Illinois	6	914,107.20	0.26	8.261	667	91.72
Ohio	7	881,227.74	0.25	7.910	598	90.24
Idaho	5	853,778.00	0.24	6.976	645	82.75
Delaware	6	806,750.55	0.23	8.820	565	82.30
Minnesota	8	702,125.08	0.20	7.484	661	83.73
Rhode Island	5	698,580.22	0.20	7.970	620	80.21
Louisiana	6	582,646.77	0.16	8.109	631	88.18
New Mexico	4	399,059.50	0.11	7.946	642	85.24
Tennessee	4	397,146.64	0.11	7.928	621	92.17
Kansas	3	313,327.26	0.09	6.700	709	80.00
Texas	2	299,974.84	0.08	7.642	648	84.00
Arkansas	4	235,596.92	0.07	8.374	581	82.29
Kentucky	1	83,763.77	0.02	6.340	620	70.00

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

Top 5 Zip Codes: 11434(1.23%),11706(0.75%),11236(0.70%),11717(0.62%),11234(0.58%)

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	671	102,818,890.59	28.77	7.773	624	81.28
12	301	97,943,703.75	27.41	7.063	630	80.18
24	759	156,600,755.11	43.82	7.100	629	80.64

Total:	1,731	357,363,349.45	100.00	7.284	628	80.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	11	2,388,529.95	0.81	6.929	636	78.95
3.501 - 4.000	2	282,467.59	0.10	6.194	618	80.00
4.001 - 4.500	12	2,916,373.84	0.98	5.775	634	77.40
4.501 - 5.000	46	13,373,912.61	4.51	5.953	655	79.26
5.001 - 5.500	114	30,633,156.64	10.34	6.329	653	78.74
5.501 - 6.000	393	110,072,076.67	37.15	6.566	638	78.85
6.001 - 6.500	225	50,000,393.54	16.87	7.115	625	81.06
6.501 - 7.000	168	38,526,803.77	13.00	7.655	606	79.83
7.001 - 7.500	98	24,557,172.62	8.29	8.184	592	82.19
7.501 - 8.000	82	16,174,725.20	5.46	8.721	570	80.65
8.001 - 8.500	28	5,506,967.78	1.86	9.314	569	80.99
8.501 - 9.000	12	1,715,847.79	0.58	9.999	543	82.41
9.001 - 9.500	2	159,582.27	0.05	9.500	560	87.74

Total:	1,193	296,308,010.27	100.00	7.067	625	79.78

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.001 - 9.500	1	237,000.00	0.08	6.500	605	89.43
9.501 - 10.000	1	329,600.00	0.11	6.750	635	80.00
10.501 - 11.000	6	1,962,481.73	0.66	5.704	657	76.96
11.001 - 11.500	28	8,659,281.42	2.92	5.953	662	77.73
11.501 - 12.000	71	19,806,761.76	6.68	6.079	649	78.71
12.001 - 12.500	145	39,478,070.59	13.32	6.281	643	77.40
12.501 - 13.000	254	68,034,033.17	22.96	6.677	639	79.20
13.001 - 13.500	178	45,100,642.37	15.22	6.896	628	80.64
13.501 - 14.000	201	48,820,259.29	16.48	7.317	618	79.89
14.001 - 14.500	101	25,579,450.92	8.63	7.972	593	81.62
14.501 - 15.000	93	19,148,144.35	6.46	8.343	581	81.88
15.001 - 15.500	46	8,522,469.04	2.88	8.663	591	81.81
15.501 - 16.000	32	5,071,353.91	1.71	9.034	577	79.62
16.001 - 16.500	14	1,882,552.76	0.64	9.024	577	80.39
16.501 - 17.000	10	1,399,055.57	0.47	9.824	580	90.52
17.001 - 17.500	7	1,518,044.14	0.51	10.381	564	81.37
17.501 - 18.000	1	93,563.52	0.03	10.590	512	80.00
18.001 - 18.500	1	107,923.47	0.04	11.050	533	80.00
18.501 - 19.000	1	125,960.52	0.04	11.590	557	90.00
21.001 - 21.500	1	72,440.48	0.02	7.125	622	95.00
21.501 - 22.000	1	358,921.26	0.12	7.500	649	100.00

Total:	1,193	296,308,010.27	100.00	7.067	625	79.78

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005 - 3
Friedman Billings Ramsey
Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	574,701.88	0.19	4.990	650	70.00
5.001 - 5.500	25	7,723,130.31	2.61	5.407	657	76.09
5.501 - 6.000	110	31,762,855.52	10.72	5.887	662	78.24
6.001 - 6.500	212	58,894,823.19	19.88	6.329	648	78.43
6.501 - 7.000	302	78,439,869.19	26.47	6.819	631	79.06
7.001 - 7.500	153	35,969,620.90	12.14	7.323	612	81.77
7.501 - 8.000	164	37,969,134.04	12.81	7.825	604	81.41
8.001 - 8.500	95	22,505,799.67	7.60	8.354	585	81.83
8.501 - 9.000	75	13,513,661.72	4.56	8.829	572	81.83
9.001 - 9.500	27	4,401,613.74	1.49	9.288	582	79.96
9.501 - 10.000	15	2,303,855.61	0.78	9.737	547	81.37
10.001 - 10.500	8	1,525,243.29	0.51	10.293	564	81.68
10.501 - 11.000	3	360,489.81	0.12	10.694	578	94.81
11.001 - 11.500	2	237,250.88	0.08	11.227	523	73.16
11.501 - 12.000	1	125,960.52	0.04	11.590	557	90.00

Total:	1,193	296,308,010.27	100.00	7.067	625	79.78

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	13	1,829,457.75	0.62	8.001	652	90.96
1.500	2	252,945.51	0.09	9.054	540	70.21
2.000	17	5,088,365.30	1.72	6.856	605	78.59
3.000	1,147	284,761,796.71	96.10	7.060	624	79.68
4.000	8	2,488,970.00	0.84	7.938	639	85.61
5.000	5	1,500,875.00	0.51	6.437	690	82.49
5.500	1	385,600.00	0.13	6.500	656	80.00

Total:	1,193	296,308,010.27	100.00	7.067	625	79.78

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	870	219,504,605.80	74.08	7.141	622	80.13
1.500	323	76,803,404.47	25.92	6.857	633	78.80

Total:	1,193	296,308,010.27	100.00	7.067	625	79.78

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	586	145,491,008.37	49.10	6.986	623	80.51
22 - 26	548	136,058,427.92	45.92	7.157	624	78.98
27 - 31	3	537,193.45	0.18	7.412	649	79.88
32 - 36	48	11,922,472.23	4.02	7.112	637	80.40
52 - 56	2	412,433.30	0.14	7.264	655	59.50
57 - 61	6	1,886,475.00	0.64	6.450	683	81.98

Total:	1,193	296,308,010.27	100.00	7.067	625	79.78

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.